UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

August 28, 2018

PCTEL, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27115	77-0364943
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

471 Brighton Drive

Bloomingdale, Illinois 60108

(Address of Principal Executive Offices, including Zip Code)

(630) 372-6800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 28, 2018, PCTEL, Inc. (the “Company”) announced a strategic reorganization that is described under Item 7.01 of this Current Report.

In connection with the reorganization, Rishi Bharadwaj will serve as Chief Operating Officer of the Company, effective as of the date hereof. Mr. Bharadwaj, age 44, most recently served as PCTEL’s Senior Vice President and General Manager of the Connected Solutions segment. Previously, he led Connected Solutions sales, strategic development, and product management and the company’s patent licensing efforts, holding various leadership positions in Connected Solutions since 2003. Prior to PCTEL, between 1996 and 2003, Mr. Bharadwaj held several RF and software engineering roles, developing data collection and data analytics tools for the cellular industry at SAFCO Technologies, Inc. and then at Agilent Technologies, which acquired SAFCO. Mr. Bharadwaj holds a Bachelor of Science in Electrical Engineering and Master of Electrical and Computer Engineering from Illinois Institute of Technology, and Master of Business Administration from Northwestern University’s Kellogg School of Management. He holds a patent for measuring data quality in wireless communication networks. In connection with his promotion, Mr. Bharadwaj will receive a salary increase to $315,000.

There are no arrangements or understandings between Mr. Bharadwaj and any other persons pursuant to which he was selected as Chief Operating Officer, no family relationships between him and any other directors or executive officers of the Company, and no related party transactions required to be disclosed between Mr. Bharadwaj and the Company.

Jeffrey A. Miller, the Senior Vice President & General Manager of the RF Solutions segment, is leaving the Company effective October 1, 2018. In connection with his departure, and in lieu of severance payments provided for in his Employment Agreement amended and restated on December 11, 2008, Mr. Miller entered into a Separation Agreement pursuant to which he will receive a lump sum payment of $140,000, equal to six months of his current base salary, less applicable withholding. The Company will accelerate the vesting of 44,000 restricted shares valued at $187,440, based on the closing sales price per share of $4.26 of the Company’s common stock as of August 27, 2018. Mr. Miller’s vested stock options will remain exercisable for a period of 90 days from his separation date. In addition, the Company will pay COBRA premiums of approximately $14,000 for 12 months of continued health coverage for Mr. Miller and his eligible dependents who received health coverage under the Company health care plans as of August 1, 2018. Mr. Miller has signed a release and waiver, and he has entered into certain non-compete and non-solicitation agreements, in exchange for the foregoing payments and benefits.  The foregoing description is subject to the terms and conditions of Mr. Miller’s Separation Agreement, which is filed as Exhibit 10.1 to this Current Report and is hereby incorporated by reference.

Item 7.01 Regulation FD Disclosure

On August 28, 2018, the Company announced a strategic reorganization to drive company growth, consolidating its operations to address the convergence in the industrial Internet of Things (“IoT”), public safety and 4G infrastructure markets and the emergence of new technologies such as 5G (the “Reorganization”). As part of the Reorganization, the Company is consolidating its engineering, business development, sales and marketing, and operational general and administrative functions.  All of its accounting and finance, human resources, IT and legal functions already operate on a centralized basis. Instead of segment managers, the Chief Operating Officer will report to and maintain regular contact with the Chief Executive Officer, as the chief operating decision maker, to discuss operating activities, financial results, forecasts, and plans for the entire business.

Prior to the Reorganization, the Company operated and reported in two segments, Connected Solutions for the design and manufacture of precision antennas and related wireless products, and RF Solutions for test tools that improve the performance of wireless networks globally.  The Company will operate in one segment immediately and will report as one segment beginning with the fiscal quarter ending December 31, 2018. The Company’s operating profit will be measured and managed at the corporate level. The balance sheet and cash flows were already managed centrally at the corporate level, with the exception of accounts receivable and inventory, and now those assets will also be managed at the corporate level.

A press release announcing the Reorganization is furnished as Exhibit 99.1 and incorporated herein by reference.

The information under Item 7.01 and Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

10.1	Separation Agreement dated August 27, 2018, between the Company and Jeffrey A. Miller
99.1	Press release dated August 28, 2018, of PCTEL, Inc.

This Current Report contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Specifically, the statements regarding the impact of the Reorganization and the consolidation of the Company’s operations to a single operating and reporting entity are forward-looking statements within the meaning of the safe harbor. These statements are based on the Company’s current expectations. Anticipated benefits may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to the Company’s ability to leverage its engineering and other expertise across its product lines to address the changing wireless market, and the Company’s ability to facilitate faster growth through this consolidation of its operations. These and other risks and uncertainties are detailed in the Company’s Securities and Exchange Commission filings. These forward-looking statements are made only as of the date hereof, and the Company disclaims any obligation to update or revise the information contained in any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 29, 2018

PCTEL, INC.

By:	/s/ John W. Schoen

 John W. Schoen, Chief Financial Officer